BLACKROCK FUNDS V

BlackRock Floating Rate Income Portfolio

(the “Fund”)

Supplement dated June 1, 2022

to the Fund’s Prospectuses and Statement of Additional Information (“SAI”),

each dated December 29, 2021, as supplemented to date

On May 20, 2022, the Board of Trustees of BlackRock Funds V approved an amendment to the contractual breakpoint schedule for the Fund’s investment advisory fee.

Effective immediately, the following changes are made to the Fund’s Prospectuses and SAI:

The fourth paragraph and the table following the fourth paragraph in the section of each Prospectus entitled “Management of the Fund — BlackRock” are deleted in their entirety and replaced with the following:

The annual management fees payable to BlackRock (as a percentage of average daily net assets) are calculated as follows:

Average Daily Net Assets	Rate of Management Fee
First $1 billion	0.550%
$1 billion — $2 billion	0.500%
$2 billion — $3 billion	0.475%
$3 billion — $10 billion	0.450%
Greater than $10 billion	0.440%

The first paragraph and the table following the first paragraph in the section of the SAI entitled “Management, Advisory and Other Service Arrangements” is deleted in its entirety and replaced with the following:

The Trust, on behalf of the Fund, has entered into an investment advisory agreement with the Manager (the “Management Agreement”), pursuant to which the Manager receives as compensation for its services to the Fund, a fee with respect to the Fund at the end of each month at the rates described below.

MAXIMUM ANNUAL CONTRACTUAL FEE RATE FOR THE

FUND (BEFORE WAIVERS)

Average Daily Net Assets	Management Fee
First $1 billion	0.550%
$1 billion — $2 billion	0.500%
$2 billion — $3 billion	0.475%
$3 billion — $10 billion	0.450%
Greater than $10 billion	0.440%

Shareholders should retain this Supplement for future reference.

PRSAI-FRIP-0622SUP